UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2005
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Indenture
Exchange and Registration Rights Agreement
Press Release

Item 1.01 Entry Into A Material Definitive Agreement
     As previously announced, on September 29, 2005, LIN Television Corporation, a Delaware corporation (“LIN Television”) and wholly owned subsidiary of LIN TV Corp., a Delaware corporation (“LIN TV”), completed the sale of $190 million aggregate principal amount of its 6 1/2 % Senior Subordinated Notes due 2013 — Class B (the “Notes”). In connection with the sale of the Notes, LIN TV entered into an indenture (the “Indenture”) among LIN Television, the Guarantors party thereto (the “Guarantors”) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).
     There are no material relationships between the Trustee and LIN Television or LIN TV or any of their respective affiliates, other than the Trustee’s service as trustee under the Indenture and the indentures relating to the Company’s 6 1/2% Senior Subordinated Notes due 2013, and the Company’s 2.50% Senior Subordinated Debentures due 2033.
     The Indenture is attached to this current report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.
     The disclosure under Item 2.03 of this current report is incorporated herein by reference.
     In connection with the offering of the Notes, LIN Television also entered into an Exchange and Registration Rights Agreement, dated as of September 29, 2005, with the Initial Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, LIN Television has agreed to file a registration statement with respect to a proposed offer to holders of the Notes to exchange the Notes for similar registered securities. LIN Television will be required to pay holders of the Notes liquidated damages if the registration statement is not filed or declared effective, or the offer to exchange the Notes is not consummated, before certain deadlines specified in the Registration Rights Agreement. The Registration Rights Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The Notes are securities under the Indenture. The Notes bear interest at 6 1/2% per year, payable on May 15 and November 15 of each year, beginning on November 15, 2005. LIN Television is obligated to repay the $190 million aggregate principal amount of Notes in cash upon maturity of the Notes on May 15, 2013. LIN Television may redeem the Notes at its option on or after May 15, 2008, but will be required to pay a premium redemption price if any such optional redemption occurs prior to May 15, 2011. LIN Television may redeem a portion of the Notes at its option prior to May 15, 2008 at a premium redemption price with cash available from one or more equity offerings. Upon a change of control, each holder of the Notes may require LIN Television to repurchase all or a portion of such holder’s Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.
     If there is an event of default on the Notes, the principal amount of the Notes, together with all accrued and unpaid interest and premium, may become immediately due and payable,

subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable upon certain events involving the bankruptcy or insolvency of LIN Television or certain of its subsidiaries. The following are events of default with respect to the Notes:
·     failure to pay interest when due and payable which continues for a period of 30 days;
·     failure to pay principal or premium when due and payable;
·     failure to observe any other covenant or agreement in the Notes or the indenture governing the Notes which continues for a period of 30 days after LIN Television receives written notice of such failure;
·     failure to pay the principal amount of certain debt of LIN Television or certain of its subsidiaries at maturity, or the acceleration of such maturity, if the aggregate principal amount of such debt exceeds $10,000,000 and such default persists for a period of 10 days;
·     judgments rendered against LIN Television or certain of its subsidiaries in aggregate amount in excess of $15,000,000 which are undischarged or unstayed for a period of 60 days;
·     certain events involving the bankruptcy or insolvency of LIN Television or certain of its subsidiaries; or
·     a judicial finding that any guarantee of the Notes is invalid, failure of any such guarantee to remain in full force and effect or denial of any guarantor’s obligations under any such guarantee.
Item 8.01 Other Events
     On September 29, 2005, LIN TV issued a press release announcing that LIN Television has completed its sale of $190 million aggregate principal amount of the Notes.
     A copy of the press release relating to the announcement of the completion of the sale of the Notes is attached to this current report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 29, 2005, among LIN Television Corporation, the guarantors listed therein and The Bank of New York Trust Company, N.A., as Trustee, relating to the 6 1/2% Senior Subordinated Notes due 2013 — Class B of LIN Television Corporation.
10.1	Exchange and Registration Rights Agreement, dated as of September 29, 2005, among LIN Television Corporation and the Initial Purchasers named therein, relating to the 6 1/2% Senior Subordinated Notes due 2013 — Class B of LIN Television Corporation.
99.1	Press Release, dated September 29, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.
Date: October 5, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

LIN Television Corporation
Date: October 5, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of September 29, 2005, among LIN Television Corporation, the guarantors listed therein and The Bank of New York Trust Company, N.A., as Trustee, relating to the 6 1/2% Senior Subordinated Notes due 2013 — Class B of LIN Television Corporation.
10.1	Exchange and Registration Rights Agreement, dated as of September 29, 2005, among LIN Television Corporation and the Initial Purchasers named therein, relating to the 6 1/2% Senior Subordinated Notes due 2013 — Class B of LIN Television Corporation.
99.1	Press Release, dated September 29, 2005.